SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2004

SYNBIOTICS CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 0-11303

California	95-3737816
(State or other jurisdiction of incorporation )	(I.R.S. Employer Identification No.)

11011 Via Frontera San Diego, California	92127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 451-3771

Item 12. Disclosure of Results of Operations and Financial Condition

On May 28, 2004, we issued a press release disclosing our results of operations and financial condition for the year ended December 31, 2003 and the quarter ended March 31, 2004. The press release is furnished as Exhibit 99.1, and is incorporated by reference into this Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNBIOTICS CORPORATION

Date: June 2, 2004	/s/ Keith A. Butler
Keith A. Butler
Vice President - Finance and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

EXHIBITS

TO

FORM 8-K

UNDER

SECURITIES EXCHANGE ACT OF 1934

SYNBIOTICS CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release dated May 28, 2004, entitled “Synbiotics Corporation Reports Year-End and First Quarter Results”.